77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 1, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,390,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $1,390,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 8, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,750,000 par value of common stock notes of Superior Essex Communications (Securities) for a total purchase price of $1,701,700.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 14, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 835,000 par value of common stock notes of Ferrellgas Escrow LLC(Securities) for a total purchase price of $831,965.95 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 15, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,675,000 par value of common stock notes of XM Satellite Radio Inc (Securities) for a total purchase price of $1,675,000.00 from Bear Stearns & Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 29, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,230,000 par value of common stock notes of Seneca Gaming Corp(Securities) for a total purchase price of $1,230,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 29, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 690,000 par value of bonds of Valmont INDS Inc (Securities) for a total purchase price of $690,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On May 20, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 420,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $412,729.80 from Bear Stearns & Co Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On May 26, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 825,000 par value of common stock notes of Navistar Intl Corp New (Securities) for a total purchase price of $819,423.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 3, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,120,000 par value of common stock notes of Lanaguage Line Inc (Securities) for a total purchase price of $1,091,238.40 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 3, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 925,000 par value of common stock notes of Language Line Acquisition Inc (Securities) for a total purchase price of $466,755.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 3, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,120,000 par value of common stock notes of BCP Caylux Hldgs Luxembourg S (Securities) for a total purchase price of $1,120,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 10, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 2,315,000 par value of bonds of US Unwired Inc 144A (Securities) for a total purchase price of $2,299,396.90 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 15, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 3,640,000 par value of common stock notes of Tenet Healthcare Corp (Securities) for a total purchase price of $3,555,333.60 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 22, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 715,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $711,239.10 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On June 24, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 420,000 par value of equity of K2 Inc (Securities) for a total purchase price of $420,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 15, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 885,000 par value of bonds of Stone Container Fin Co. CDA II (Securities) for a total purchase price of $885,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On April 8, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,750,000 par value of common stock notes of Superior Essex Communications (Securities) for a total purchase price of $1,701,700.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 16, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 590,000 par value of common stock notes of Freescale Semiconductor Inc. (Securities) for a total purchase price of $590,000.00 from Goldman Sachs & Co Securities inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 22, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,395,000 par value of common stock notes of Loews Cineplex Entmt Corp (Securities) for a total purchase price of $1,395,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 22, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 300,000 par value of bonds of REFCO Fin Hldgs LLC (Securities) for a total purchase price of $300,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 27, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 560,000 par value of common stock notes of Host Marriott LP (Securities) for a total purchase price of $551,560.80.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On July 29, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 410,000 par value of common stock notes of Mohegan Tribal Gaming Auth (Securities) for a total purchase price of $410,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 3, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,090,000 par value of common stock notes of Crompton Corp (Securities) for a total purchase price of $1,090,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 5, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 410,000 par value of common stock notes of La Quinta PPTYS Inc (Securities) for a total purchase price of $410,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 10, Columbia High Yield Opportunity Fund (Fund) purchased 145,000 par value of bonds of Century Alum Co (Securities) for a total purchase price of $145,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 12, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 645,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $645,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 12, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 830,000 par value of common stock notes of Nortek Inc (Securities) for a total purchase price of $830,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On August 12, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 580,000 par value of common stock notes of Qwest Corp (Securities) for a total purchase price of $572,315.00 from Goldman Sachs & Co.
pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On September 17, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,340,000 par value of common stock notes of Vanguard Health Hldg Co II LLC (Securities) for a total purchase price of $1,340,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On September 21, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 335,000 par value of common stock notes of Culligan Finance Corp BV (Securities) for a total purchase price of $411,078.25.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On September 23, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,050,000 par value of bonds of Jostens IH Corp (Securities) for a total purchase price of $1,050,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On September 29, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 790,000 par value of common stock notes of Dennys Hldgs Inc (Securities) for a total purchase price of $790,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On September 29, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,055,000 par value of common stock notes of Ubiquitel Oper Co (Securities) for a total purchase price of $1,091,925.00 from Bear Stearns Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On October 21, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,335,000 par value of common stock notes of CBD Media Hldgs LLC & FIN Inc (Securities) for a total purchase price of $1,335,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to bean affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On October 28, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 525,000 par value of common stock notes of Advertising Directory Solution (Securities) for a total purchase price of $525,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On November 9, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 800,000 par value of common stock notes of Flextronics Intl Ltd (Securities) for a total purchase price of $800,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On November 22, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,155,000 par value of common stock notes of WDAC Subsidiary Corp (Securities) for a total purchase price of $1,155,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On November 22, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,550,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $1,550,000.00 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 1, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 530,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $524,996.80 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On November 9, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 800,000 par value of common stock notes of Flextronics Intl Ltd (Securities) for a total purchase price of $800,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 2, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 770,000 par value of common stock notes of Universal City FLa Hldg Co U (Securities) for a total purchase price of $770,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 2, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 240,000 par value of common stock notes of Universal City Fla Hldg Co U (Securities) for a total purchase price of $240,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 9, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 735,000 par value of equity of Community Health Sys Inc New (Securities) for a total purchase price of $735,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 9, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 615,000 par value of common stock notes of Carrols Corp (Securities) for a total purchase price of $615,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 10, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 365,000 par value of common stock notes of Aventine Renewable Energy Hld (Securities) for a total purchase price of $365,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 14, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,235,000 par value of bonds of Reliant Energy Inc (Securities) for a total purchase price of $1,235,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 15, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 690,000 par value of bonds of Church & Dwight Inc (Securities) for a total purchase price of $690,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 15, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 1,205,000 par value of common stock notes of Landrys Restaurant Inc(Securities) for a total purchase price of $1,205,000.00 from Wachovia Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia High Yield Opportunity (Fund)

On December 16, 2004, Columbia High Yield Opportunity Fund (Fund) purchased 805,000 par value of common stock notes of Levi Strauss & Co New (Securities) for a total purchase price of $805,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 1, 2004, Columbia Strategic Income Fund (Fund) purchased 1,120,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $1,120,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 8, 2004, Columbia Strategic Income Fund (Fund) purchased 1,420,000 par value of common stock notes of Superior Essess Communciations (Securities) for a total purchase price of $1,380,808,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 14, 2004, Columbia Strategic Income Fund (Fund) purchased 690,000 par value of common stock notes of Ferrellgas Escrow LLC (Securities) for a total purchase price of $687,495.30 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 15, 2004, Columbia Strategic Income Fund (Fund) purchased 1,380,000 par value of common stock notes of XM Satellite Radio Inc (Securities) for a total purchase price of $1,380,000.00 from Bear Stearns Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 29, 2004, Columbia Strategic Income Fund (Fund) purchased 1,005,000 par value of common stock notes of Seneca Gaming Corp (Securities) for a total purchase price of $1,005,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On April 29, 2004, Columbia Strategic Income Fund (Fund) purchased 570,000 par value of bonds of Valmont INDS Inc (Securities) for a total purchase price of $570,000 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On May 20th, 2004, Columbia Strategic Income Fund (Fund) purchased 350,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $343,941.50 from Bear Stearns Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On May 26, 2004, Columbia Strategic Income Fund (Fund) purchased 705,000 par value of common stock notes of Navistar Intl Corp New (Securities) for a total purchase price of $700,234.20 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 3, 2004, Columbia Strategic Income Fund (Fund) purchased 935,000 par value of common stock notes of Lanaguage Line Inc (Securities) for a total purchase price of $910,989.20 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 3, 2004, Columbia Strategic Income Fund (Fund) purchased 770,000 par value of common stock notes of Language Line Acquisition Inc (Securities) for a total purchase price of $388,542.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 3, 2004, Columbia Strategic Income Fund (Fund) purchased 935,000 par value of common stock notes of BCP Caylux Hldgs Luxembourg (Securities) for a total purchase price of $935,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 10, 2004, Columbia Strategic Income Fund (Fund) purchased 1,925,000 par value of bonds of US Unwired Inc 144A (Securities) for a total purchase price of $1,912,025.50 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 15, 2004, Columbia Strategic Income Fund (Fund) purchased 3,040,000 par value of common stock notes of Tenet Healthcare Corp (Securities) for a total purchase price of $2,969,289.60 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 24, 2004, Columbia Strategic Income Fund (Fund) purchased 275,000 par value of equity of K2 Inc (Securities) for a total purchase price of $275,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On June 22, 2004, Columbia Strategic Income Fund (Fund) purchased 595,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $591,870.30 from Citigroup global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 22, 2004, Columbia Strategic Income Fund (Fund) purchased 250,000 par value of bonds of REFCO Fin Hldgs LLC (Securities) for a total purchase price of $250,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 15, 2004, Columbia Strategic Income Fund (Fund) purchased 750,000 par value of bonds of Stone Container Fin Co CDA II (Securities) for a total purchase price of $750,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 16, 2004, Columbia Strategic Income Fund (Fund) purchased 495,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $495,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 27, 2004, Columbia Strategic Income Fund (Fund) purchased 470,000 par value of common stock notes of Host Marriott LLP (Securities) for a total purchase price of $462,917.10 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 22, 2004, Columbia Strategic Income Fund (Fund) purchased 1,185,000 par value of common stock notes of Loews Cineplex Entmt Corp (Securities) for a total purchase price of $1,185,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On July 29, 2004, Columbia Strategic Income Fund (Fund) purchased 355,000 par value of common stock notes of Mohegan Tribal Gaming Auth (Securities) for a total purchase price of $355,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 10, 2004, Columbia Strategic Income Fund (Fund) purchased 125,000 par value of bonds of Century Alum Co(Securities) for a total purchase price of $125,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 3, 2004, Columbia Strategic Income Fund (Fund) purchased 940,000 par value of common stock notes of Crompton Corp (Securities) for a total purchase price of $940,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 5, 2004, Columbia Strategic Income Fund (Fund) purchased 350,000 par value of common stock notes of La Quinta PPTYS Inc (Securities) for a total purchase price of $350,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 12, 2004, Columbia Strategic Income Fund (Fund) purchased 490,000 par value of common stock notes of Qwest Corp (Securities) for a total purchase price of $483,507.50 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 12, 2004, Columbia Strategic Income Fund (Fund) purchased 545,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $545,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On August 12, 2004, Columbia Strategic Income Fund (Fund) purchased 695,000 par value of common stock notes of Nortek Inc (Securities) for a total purchase price of $695,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On September 17, 2004, Columbia Strategic Income Fund (Fund) purchased 1,170,000 par value of common stock notes of Vanguard Health Hldg Co II LLC (Securities) for a total purchase price of $1,170,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On September 21, 2004, Columbia Strategic Income Fund (Fund) purchased 295,000 par value of common stock notes of Culligan Finance Corp BV (Securities) for a total purchase price of $361,994.28 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On September 29, 2004, Columbia Strategic Income Fund (Fund) purchased 685,000 par value of common stock notes of Dennys Hldgs Inc (Securities) for a total purchase price of $685,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On September 23, 2004, Columbia Strategic Income Fund (Fund) purchased 920,000 par value of bonds of Jostens IH Corp (Securities) for a total purchase price of $920,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On September 29, 2004, Columbia Strategic Income Fund (Fund) purchased 915,000 par value of common stock notes of Ubiquitel Oper Co (Securities) for a total purchase price of $947,025.00 from Bear Stearns Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On October 21, 2004, Columbia Strategic Income Fund (Fund) purchased 1,160,000 par value of common stock notes of CBD Media Hldgs LLC & FIN Inc (Securities) for a total purchase price of $1,160,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On October 28, 2004, Columbia Strategic Income Fund (Fund) purchased 450,000 par value of common stock notes of Advertising Directory Solution (Securities) for a total purchase price of $450,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On November 9, 2004, Columbia Strategic Income Fund (Fund) purchased 670,000 par value of common stock notes of Flextronics Intl Ltd (Securities) for a total purchase price of $670,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On November 30, 2004, Columbia Strategic Income Fund (Fund) purchased 1,000,000 par value of common stock notes of WDAC Subsidiary Corp (Securities) for a total purchase price of $1,000,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On November 22, 2004, Columbia Strategic Income Fund (Fund) purchased 1,345,000 par value of bonds of Wynn Las Vegas LLc (Securities) for a total purchase price of $1,345,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 9, 2004, Columbia Strategic Income Fund (Fund) purchased 645,000 par value of equity of Community Health Sys Inc New (Securities) for a total purchase price of $645,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 9, 2004, Columbia Strategic Income Fund (Fund) purchased 540,000 par value of common stock notes of Carrols Corp (Securities) for a total purchase price of $540,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 1, 2004, Columbia Strategic Income Fund (Fund) purchased 440,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $435,846.40 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 2, 2004, Columbia Strategic Income Fund (Fund) purchased 670,000 par value of common stock notes of Universal City Fla Hldg Co U (Securities) for a total purchase price of $670,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 2, 2004, Columbia Strategic Income Fund (Fund) purchased 210,000 par value of common stock notes of Universal City Fla Hldg Co U (Securities) for a total purchase price of $210,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 10, 2004, Columbia Strategic Income Fund (Fund) purchased 325,000 par value of common stock notes of Aventine Renewable Energy Hld (Securities) for a total purchase price of $325,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 14, 2004, Columbia Strategic Income Fund (Fund) purchased 1,065,000 par value of bonds of Reliant Energy Inc (Securities) for a total purchase price of $1,065,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 15, 2004, Columbia Strategic Income Fund (Fund) purchased 600,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $600,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 15, 2004, Columbia Strategic Income Fund (Fund) purchased 1,045,000 par value of common stock notes of Landrys Restaurants Inc (Securities) for a total purchase price of $1,045,000.00 from Wachovia Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Strategic Income (Fund)

On December 16, 2004, Columbia Strategic Income Fund (Fund) purchased 705,000 par value of common stock notes of Levi Straus & Co New (Securities) for a total purchase price of $705,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.

77O Transactions effected pursuant to Rule 10f-3
Columbia Tax Managed Aggressive Growth (Fund)

On April 19, 2004, Columbia Tax Managed Aggressive Growth Fund (Fund) purchased 1,400 par value of Equity of Community Health Sys Inc New (Securities) for a total purchase price of $34,300.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo; Bear Stearns & Co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Banc One Capital Markets; Piper Jaffray & Co.; SG Cowen Securities Corp; Citigroup; Comerica Bank; Credit Lyonnais (US); Deutsche Bank Securities Inc; Raymond James & Associates Inc; RBC Capital Markets; Suntrust Bank; TD Securities; Scotia Capital Inc; Calyon Securities USA Inc; Natexis Bleichroeder Inc; SG Cowen Securities Corp; Societe Generale; Commerzbank Capital Markets Corp; Keybanc Capital Markets; RBS Greenwich Capital; Sovereign Securities Corp LLC; Royal Bank of Scotland PLC (US); CIT Group; Greenwich Capital Markets Inc; ING Financial Markets; Natcity Investments; HSBC Securities; SunTrust Robinson Humphrey; Barclays Capital.